                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                November 4, 2003

                              UNIFIRST CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Massachusetts                            1-8504                   04-2103460
----------------------------        ------------------------         -------------------
(State or Other Jurisdiction        (Commission File Number)           (IRS Employer
                                       of Incorporation)             Identification No.)

                68 Jonspin Road, Wilmington, Massachusetts 01887
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 658-8888

                                   ----------

Item 7.  Financial Statements and Exhibits.
------------------------------------------

(c) Exhibits
    --------

     EXHIBIT NO.           DESCRIPTION
     -----------           -----------

     99.1                  Press release dated November 4, 2003


Item 12.  Results of Operation and Financial Conditions
--------  ---------------------------------------------

Such information, including the exhibits attached hereto, shall not be deemed filed for any purpose, including for purposes of, Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 on the Exchange Act, regardless of any general incorporation language in such filing.

On November 4, 2003, UniFirst Corporation issued a press release ("Press Release") announcing financial results for year ended August 30, 2003. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        UNIFIRST CORPORATION



Date: November 4, 2003                  By: /s/ Ronald D. Croatti
                                            ------------------------------------
                                            Name: Ronald D. Croatti
                                            Title: Chairman of the Board, Chief
                                            Executive Officer and President


                                        By: /s/ John B. Bartlett
                                            ------------------------------------
                                            Name: John B. Bartlett
                                            Title: Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1               Press release of the Company November 4, 2003